Exhibit 99.1

ALTERRA CAPITAL REPORTS FIRST QUARTER 2011 RESULTS

Net Operating Loss of $0.23 per Diluted Share

Diluted Book Value per Share Decline of 2.5%

HAMILTON, BERMUDA, May 3, 2011—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported a net loss of $46.7 million, or $0.44 per diluted share, for the first quarter of 2011, compared to net income of $36.4 million, or $0.63 per diluted share, for the same quarter of 2010. Alterra, formerly known as Max Capital Group Ltd. (“Max”), was formed on May 12, 2010 by the merger of Max and Harbor Point Limited, a privately held company (“Harbor Point”).

Net operating loss for the first quarter of 2011 was $24.7 million, or $0.23 per diluted share, compared to net operating income of $40.7 million, or $0.71 per diluted share, for the same quarter of 2010. Annualized net operating return on average shareholders’ equity for the first quarter of 2011 was negative 3.5%.

Alterra’s results include the results of operations for the former Harbor Point companies from May 12, 2010. Comparative figures for the first quarter of 2010 represent the former Max results of operations only. Accordingly, a comparison of Alterra’s gross premiums written and other results of operations for current and prior periods are not meaningful. Selected pro forma combined results of operations for periods prior to the merger for the reinsurance segment are provided in Alterra’s first quarter financial supplement available on Alterra’s website at www.alterracap.com.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “The first quarter of 2011 was marked by the effects of major property catastrophe events in Japan, New Zealand and Australia. These have been significant industry events; however, our strategy of diversifying and limiting our property catastrophe risk exposures resulted in a manageable level of losses and limited the capital impact to less than 4.5% of our 2011 opening shareholders’ equity – in line with our previously announced estimates. Looking ahead, as a result of the first quarter property catastrophe events, we expect to see improved pricing conditions in the international property reinsurance arena. With our strong capital base and first-rate talent, we believe that we are very well positioned to participate in attractive underwriting opportunities that emerge in this market.”

First quarter 2011 results for Alterra include:

•

Property and casualty gross premiums written of $627.4 million, representing an increase of $257.1 million, or 69.4%; net premiums written of $490.1 million, representing an increase of $272.9 million, or 125.7%; and net premiums earned of $379.5 million, representing an increase of $186.0 million, or 96.1%; each as compared to the same quarter of 2010. The increases in these figures primarily reflect the impact of the merger with Harbor Point - whose premiums are not included in the 2010 results of operations - as well as from new operations in Latin America and new product offerings at Alterra at Lloyd’s. These increases were partially offset by decreases in previously existing operations where writings were reduced due to unattractive returns;

•	A combined ratio on property and casualty business of 112.5% compared to 90.5% for the same quarter of 2010;

•

Property catastrophe event and significant per-risk net losses of $115.5 million ($106.3 million net of reinstatement premiums) compared to $9.6 million in the same quarter of 2010. Incurred losses net of reinsurance and reinstatements for the major events were: Japan earthquake and tsunami - $83.0 million; New Zealand earthquake - $14.0 million; and Australia flood and storms - $9.3 million. Property catastrophe losses principally affected the reinsurance and Alterra at Lloyd’s segments;

•	Net favorable development on prior years’ loss reserves of $30.2 million, or 8.0 combined ratio points, compared to $17.1 million, or 8.8 combined ratio points, in the same quarter of 2010;

•	Net investment income of $57.8 million compared to $48.4 million in the same quarter of 2010, an increase of 19.4%;

•	A loss of principal of $25.0 million on a catastrophe bond investment triggered by the Japan earthquake and tsunami, included within net realized and unrealized losses on investments; and

•	Net operating loss of $24.7 million, or $0.23 per diluted share, representing an annualized net operating return on average shareholders’ equity of negative 3.5%.

Gross premiums written from property and casualty underwriting for the first quarter of 2011 were $627.4 million, generated by the segments as follows: insurance - $71.3 million, an increase of $1.9 million, or 2.7%; reinsurance - $375.0 million, an increase of $220.2 million, or 142.2%; U.S. specialty - $70.4 million, a decrease of $3.5 million, or 4.8%; and Alterra at Lloyd’s - $110.7 million, an increase of $38.6 million, or 53.5%; each as compared to the same quarter of 2010. Gross premiums written included $17.1 million from Alterra’s operations in Latin America, which started in the first quarter of 2010.

Combined ratios for the first quarter of 2011 by segment were 82.4% for insurance, 112.9% for reinsurance, 99.0% for U.S. specialty and 160.7% for Alterra at Lloyd’s.

Balance Sheet

Total invested assets, including cash and cash equivalents, were $7,847.4 million as of March 31, 2011, a decrease of $13.9 million from December 31, 2010. As of March 31, 2011, 96.0% of the fixed maturities portfolio (by carrying value) was investment-grade, unchanged from December 31, 2010. As of March 31, 2011, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.34% and the weighted average duration was 4.1 years.

Net investment income for the first quarter of 2011 increased to $57.8 million from $48.4 million for the same quarter of 2010. The increase in net investment income reflects the additional investment income from the Harbor Point investment portfolio since the consummation of the merger, and an increased allocation to higher-yielding fixed maturity securities.

Under the Board-approved share repurchase authorization, Alterra repurchased 6,186,150 common shares during the first quarter of 2011 at an average price of $21.91 per share for a total of $135.5 million. As of March 31, 2011, $192.2 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,723.2 million as of March 31, 2011, a decrease of 6.7% from December 31, 2010. Diluted book value per share as of March 31, 2011 was $25.34, a decrease of 2.5% from December 31, 2010.

A copy of Alterra’s first quarter financial supplement is available on Alterra’s website at www.alterracap.com.

Alterra will host a conference call on Wednesday, May 4, 2011 at 10:00 am (EDT) to discuss these results and related matters with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-680-0894 (toll-free U.S.) or 1-617-213-4860 (international) and using access code 35073202. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income and loss, net operating income and loss per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for those measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release includes forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	March 31, 2011	December 31, 2010
	(unaudited)
ASSETS
Cash and cash equivalents	$1,001,051	$905,606
Fixed maturities, trading at fair value	214,807	244,872
Fixed maturities, available for sale at fair value	5,290,684	5,392,643
Fixed maturities, held to maturity at amortized cost (fair value $1,026,302)	983,207	940,104
Other investments, at fair value	357,655	378,128
Accrued interest income	69,497	75,414
Premiums receivable	809,483	588,537
Losses and benefits recoverable from reinsurers	1,053,223	956,115
Deferred acquisition costs	149,197	111,901
Prepaid reinsurance premiums	176,918	149,252
Trades pending settlement	—	32,393
Goodwill and intangible assets	58,585	59,076
Other assets	86,072	83,247

Total assets	$10,250,379	$9,917,288

LIABILITIES
Property and casualty losses	$4,185,230	$3,906,134
Life and annuity benefits	1,316,287	1,275,580
Deposit liabilities	147,424	147,612
Funds withheld from reinsurers	122,072	121,107
Unearned property and casualty premiums	1,065,160	905,487
Reinsurance balances payable	127,299	102,942
Accounts payable and accrued expenses	103,376	99,680
Trades pending settlement	19,855	—
Senior notes	440,482	440,476

Total liabilities	7,527,185	6,999,018

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 105,733,610 (2010 - 110,963,160) shares issued and outstanding	105,734	110,963
Additional paid-in capital	1,905,144	2,026,045
Accumulated other comprehensive income	89,233	98,946
Retained earnings	623,083	682,316

Total shareholders’ equity	2,723,194	2,918,270

Total liabilities and shareholders’ equity	$10,250,379	$9,917,288

Book value per share	$25.76	$26.30

Diluted book value per share	$25.34	$25.99

Diluted tangible book value per share [a]	$24.79	$25.46

Diluted shares outstanding	107,466,378	112,290,968

[a]	Non-GAAP measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended March 31,
	2011	2010
REVENUES
Gross premiums written	$627,848	$371,139
Reinsurance premiums ceded	(137,357)	(153,220)

Net premiums written	$490,491	$217,919

Earned premiums	$489,262	$304,997
Earned premiums ceded	(109,375)	(110,757)

Net premiums earned	379,887	194,240

Net investment income	57,766	48,390
Net realized and unrealized (losses) gains on investments	(18,818)	6,422

Total other-than-temporary impairment losses	(1,124)	(698)
Portion of loss recognized in other comprehensive income (loss), before taxes	95	278

Net impairment losses recognized in earnings	(1,029)	(420)

Other income	1,315	344

Total revenues	419,121	248,976

LOSSES AND EXPENSES
Net losses and loss expenses	304,406	124,965
Claims and policy benefits	14,710	17,659
Acquisition costs	70,608	24,244
Interest expense	8,459	4,942
Net foreign exchange gains	(878)	(2,452)
Merger and acquisition expenses	—	4,744
General and administrative expenses	71,203	36,528

Total losses and expenses	468,508	210,630

(LOSS) INCOME BEFORE TAXES	(49,387)	38,346

Income tax (benefit) expense	(2,700)	1,965

NET (LOSS) INCOME [a]	(46,687)	36,381

Change in net unrealized gains and losses on fixed maturities, net of tax	(14,586)	34,131
Foreign currency translation adjustment	4,873	(9,740)

COMPREHENSIVE (LOSS) INCOME [a]	$(56,400)	$60,772

Basic earnings per share	$(0.44)	$0.64

Diluted earnings per share	$(0.44)	$0.63

Net operating (loss) income per diluted share	$(0.23)	$0.71

Weighted average shares outstanding - basic	107,165,228	56,516,593

Weighted average shares outstanding - diluted	107,165,228	57,383,748

[a]	Includes the results of Harbor Point Limited from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31
	2011	2010
Common shares
Balance, beginning of period	$110,963	$55,867
Issuance of common shares, net	1,034	1,630
Repurchase of common shares	(6,263)	(517)

Balance, end of period	105,734	56,980

Additional paid-in capital
Balance, beginning of period	2,026,045	752,309
Issuance of common shares, net	(920)	(1,619)
Stock based compensation expense	10,902	5,147
Repurchase of common shares	(130,883)	(11,371)

Balance, end of period	1,905,144	744,466

Accumulated other comprehensive income
Unrealized holding gains (losses) on investments:
Balance, beginning of period	118,197	36,791
Holding (losses) gains on available for sale securities arising in period [a]	(11,993)	35,244
Net realized gains on available for sale securities included in net income [a]	(2,498)	(835)
Portion of other-than-temporary impairment losses recognised in other comprehensive income [a]	(95)	(278)

Balance, end of period	103,611	70,922
Cumulative foreign currency translation adjustment:
Balance, beginning of period	(19,251)	(11,360)
Foreign currency translation adjustments	4,873	(9,740)

Balance, end of period	(14,378)	(21,100)

Total accumulated other comprehensive income	89,233	49,822

Retained earnings
Balance, beginning of period	682,316	731,026
Net (loss) income	(46,687)	36,381
Dividends	(12,546)	(5,559)

Balance, end of period	623,083	761,848

Total shareholders’ equity	$2,723,194	$1,613,116

[a]	Net of tax

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31
	2011	2010
OPERATING ACTIVITIES
Net (loss) income	$(46,687)	$36,381
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Stock based compensation	10,902	5,147
Amortization of premium on fixed maturities	5,266	696
Accretion of deposit liabilities	1,496	1,582
Net realized and unrealized losses (gains) on investments	18,816	(6,422)
Net impairment losses recognized in earnings	1,029	420
Changes in:
Accrued interest income	6,004	5,164
Premiums receivable	(217,335)	(53,109)
Losses and benefits recoverable from reinsurers	(95,272)	(28,814)
Deferred acquisition costs	(36,853)	(7,534)
Prepaid reinsurance premiums	(27,503)	(43,777)
Other assets	(1,964)	(11,814)
Property and casualty losses	256,939	72,320
Life and annuity benefits	(11,599)	(9,700)
Funds withheld from reinsurers	965	(1,094)
Unearned property and casualty premiums	154,908	68,789
Reinsurance balances payable	24,283	22,578
Accounts payable and accrued expenses	3,514	(4,013)

Cash provided by operating activities	46,909	46,800

INVESTING ACTIVITIES
Purchases of available for sale securities	(579,728)	(422,965)
Sales of available for sale securities	423,344	132,632
Redemptions/maturities of available for sale securities	275,420	196,732
Purchases of trading securities	(7,783)	(7,058)
Sales of trading securities	24,564	—
Redemptions/maturities of trading securities	16,730	6,312
Purchases of held to maturity securities	(2,580)	(10,243)
Redemptions/maturities of held to maturity securities	8,546	10,311
Net purchases/sales of other investments	34,334	70,976

Cash provided by (used in) investing activities	192,847	(23,303)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	114	11
Repurchase of common shares	(137,146)	(11,888)
Dividends paid	(12,546)	(5,559)
Additions to deposit liabilities	283	2,006
Payment of deposit liabilities	(1,967)	(7,378)

Cash used in financing activities	(151,262)	(22,808)

Effect of exchange rate changes on foreign currency cash and cash equivalents	6,951	(12,721)

Net increase (decrease) in cash and cash equivalents	95,445	(12,032)

Cash and cash equivalents, beginning of period	905,606	702,278

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,001,051	$690,246

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $11,120 and $nil for the three months ended March 31, 2011 and 2010, respectively.

Income taxes paid totaled $79 and $nil for the three months ended March 31, 2011 and 2010, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance
Quarter Segment Information:

Gross premiums written	$71,272	$375,020	$70,388	$110,733	$627,413	$435	$—	$627,848
Reinsurance premiums ceded	(43,246)	(37,317)	(33,595)	(23,179)	(137,337)	(20)	—	(137,357)

Net premiums written	$28,026	$337,703	$36,793	$87,554	$490,076	$415	$—	$490,491

Earned premiums	$98,944	$249,901	$73,177	$66,805	$488,827	$435	$—	$489,262
Earned premiums ceded	(44,730)	(20,195)	(23,850)	(20,580)	(109,355)	(20)	—	(109,375)

Net premiums earned	54,214	229,706	49,327	46,225	379,472	415	—	379,887

Net losses and loss expenses	(34,664)	(186,885)	(31,375)	(51,482)	(304,406)	—	—	(304,406)
Claims and policy benefits	—	—	—	—	—	(14,710)	—	(14,710)
Acquisition costs	(184)	(49,143)	(8,066)	(13,056)	(70,449)	(159)	—	(70,608)
General and administrative expenses	(9,825)	(23,258)	(9,397)	(9,723)	(52,203)	(177)	—	(52,380)
Other income	812	—	—	215	1,027	—	—	1,027

Underwriting income (loss)	$10,353	$(29,580)	$489	$(27,821)	$(46,559)	n/a	—	n/a

Net investment income						12,343	45,423	57,766
Net realized and unrealized gains (losses) on investments						2,807	(21,625)	(18,818)
Net impairment losses recognized in earnings							(1,029)	(1,029)
Corporate other income							288	288
Interest expense							(8,459)	(8,459)
Net foreign exchange gains							878	878
Corporate general and administrative expenses							(18,823)	(18,823)

Income (loss) before taxes						$519	$(3,347)	$(49,387)

Loss ratio [a]	63.9%	81.4%	63.6%	111.4%	80.2%
Acquisition cost ratio [b]	0.3%	21.4%	16.4%	28.2%	18.6%
General and administrative expense ratio [c]	18.1%	10.1%	19.1%	21.0%	13.8%

Combined ratio [d]	82.4%	112.9%	99.0%	160.7%	112.5%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance [e]	Reinsurance	U.S. Specialty [e]	Alterra at Lloyd’s	Total	Reinsurance
Quarter Segment Information:

Gross premiums written	$69,406	$154,851	$73,902	$72,117	$370,276	$863	$—	$371,139
Reinsurance premiums ceded	(39,651)	(45,351)	(48,152)	(19,959)	(153,113)	(107)	—	(153,220)

Net premiums written	$29,755	$109,500	$25,750	$52,158	$217,163	$756	$—	$217,919

Earned premiums	$101,746	$95,743	$69,185	$37,460	$304,134	$863	$—	$304,997
Earned premiums ceded	(48,830)	(15,958)	(38,393)	(7,469)	(110,650)	(107)	—	(110,757)

Net premiums earned	52,916	79,785	30,792	29,991	193,484	756	—	194,240

Net losses and loss expenses	(39,446)	(50,065)	(19,196)	(16,258)	(124,965)	—	—	(124,965)
Claims and policy benefits	—	—	—	—	—	(17,659)	—	(17,659)
Acquisition costs	317	(14,966)	(3,682)	(5,767)	(24,098)	(146)	—	(24,244)
General and administrative expenses	(6,847)	(8,959)	(7,522)	(2,713)	(26,041)	(657)	—	(26,698)
Other income	(6)	—	—	178	172	(28)	—	144

Underwriting income	$6,934	$5,795	$392	$5,431	$18,552	n/a	—	n/a

Net investment income						13,099	35,291	48,390
Net realized and unrealized gains on investments						5,916	506	6,422
Net impairment losses recognized in earnings							(420)	(420)
Corporate other income							200	200
Interest expense							(4,942)	(4,942)
Net foreign exchange gains							2,452	2,452
Merger and acquisition expenses							(4,744)	(4,744)
Corporate general and administrative expenses							(9,830)	(9,830)

Income before taxes						$1,281	$18,513	$38,346

Loss ratio [a]	74.5%	62.7%	62.3%	54.2%	64.6%
Acquisition cost ratio [b]	(0.6%)	18.8%	12.0%	19.2%	12.5%
General and administrative expense ratio [c]	12.9%	11.2%	24.4%	9.0%	13.5%

Combined ratio [d]	86.9%	92.7%	98.7%	82.5%	90.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The acquisition cost ratio is calculated by dividing acquisitions costs by net premiums earned.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
[e]	Insurance and U.S. specialty segment amounts for the comparative 2010 period have been reclassified to conform with the current period’s presentation.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–THREE MONTHS ENDED MARCH 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

		Three Months Ended March 31, 2011		Movement on Prior Year Period	Three Months Ended March 31, 2010
		Gross Premiums Written	Percentage of Total Gross Premiums Written		Gross Premiums Written	Percentage of Total Gross Premiums Written
Gross Premiums Written by Type of Risk:
Property & Casualty:
Insurance:
Aviation	S	$1,416	0.2%	(39.7%)	$2,349	0.6%
Excess Liability	L	27,387	4.4%	2.8%	26,633	7.2%
Professional Liability	L	26,796	4.3%	(2.8%)	27,573	7.4%
Property	S	15,673	2.5%	22.0%	12,851	3.5%

		71,272	11.4%	2.7%	69,406	18.7%

Reinsurance [a]:
Agriculture	S	20,785	3.3%	(42.0%)	35,806	9.6%
Auto	S	15,160	2.4%	n/a	—	—
Aviation	S	904	0.1%	(81.3%)	4,822	1.3%
Credit/ Surety	S	24,426	3.9%	n/a	—	—
General Casualty	L	16,247	2.6%	24.5%	13,051	3.5%
Marine & Energy	S	17,093	2.7%	316.9%	4,100	1.1%
Medical Malpractice	L	17,582	2.8%	(35.3%)	27,155	7.3%
Other	S	1,759	0.3%	77.9%	989	0.3%
Professional Liability	L	59,684	9.5%	400.7%	11,919	3.2%
Property	S	149,874	23.9%	226.3%	45,933	12.4%
Whole Account	S/L	35,070	5.6%	n/a	2,573	0.7%
Workers’ Compensation	L	16,436	2.6%	93.3%	8,503	2.3%

		375,020	59.7%	142.2%	154,851	41.7%

U.S. Specialty:
General Liability	L	17,883	2.8%	(10.7%)	20,029	5.4%
Marine	S	17,109	2.7%	6.5%	16,063	4.3%
Professional Liability	L	4,355	0.7%	93.9%	2,246	0.6%
Property	S	31,041	4.9%	(12.7%)	35,564	9.6%

		70,388	11.2%	(4.8%)	73,902	19.9%

Alterra at Lloyd’s:
Accident & Health	S	13,544	2.2%	1.0%	13,410	3.6%
Aviation	S	1,767	0.3%	(59.9%)	4,403	1.2%
Financial Institutions	L	9,036	1.4%	48.4%	6,088	1.6%
International Casualty	L	33,860	5.4%	147.4%	13,684	3.7%
Professional Liability	L	7,922	1.3%	14.9%	6,896	1.9%
Property	S	44,623	7.1%	61.5%	27,636	7.4%
Surety	S	(19)	0.0%	n/a	—	—

		110,733	17.6%	53.5%	72,117	19.4%

Aggregate Property & Casualty		$627,413	99.9%	69.4%	$370,276	99.8%

Life & Annuity:
Annuity		$336	0.1%	n/a	$—	—
Life		99	0.0%	(88.5%)	863	0.2%

Aggregate Life & Annuity		$435	0.1%	(49.6%)	$863	0.2%

Aggregate Property & Casualty and Life & Annuity		$627,848	100.0%	69.2%	$371,139	100.0%

S = Short tail lines		$372,690	59.4%		$205,213	55.4%
L = Long tail lines		254,723	40.6%		165,063	44.6%

Aggregate Property & Casualty		$627,413			$370,276

[a]	Includes the results of Harbor Point Limited from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating (Loss) Income and Net Operating (Loss) Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended March 31,
	2011	2010

Net (loss) income before tax	$(49,387)	$38,346
Net realized and unrealized losses on non-hedge fund investments, before tax [a]	23,109	1,368
Foreign exchange gains, before tax	(878)	(2,452)
Merger and acquisition expenses, before tax	—	4,744

Net operating (loss) income before tax	$(27,156)	$42,006

Net (loss) income	$(46,687)	$36,381
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	22,602	1,236
Foreign exchange gains, net of tax	(640)	(1,680)
Merger and acquisition expenses, net of tax	—	4,744

Net operating (loss) income	$(24,725)	$40,681

Net (loss) income per diluted share	$(0.44)	$0.63
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	0.21	0.02
Foreign exchange gains, net of tax	(0.01)	(0.03)
Merger and acquisition expenses, net of tax	—	0.09

Net operating (loss) income per diluted share	$(0.23)	$0.71

Weighted average shares outstanding - basic	107,165,228	56,516,593

Weighted average shares outstanding - diluted	107,165,228	57,383,748

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31,
	2011	2010

Net (loss) income	$(46,687)	$36,381
Annualized net (loss) income	(186,748)	145,524

Net operating (loss) income	$(24,725)	$40,681
Annualized net operating (loss) income	(98,900)	162,724

Average shareholders’ equity [b]	$2,820,732	$1,588,875

Annualized return on average shareholders’ equity	(6.6%)	9.2%
Annualized net operating return on average shareholders’ equity	(3.5%)	10.2%

[b]	Average shareholders’ equity is computed as the average of the quarterly average shareholders’ equity balances.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	March 31, 2011	December 31, 2010

Shareholders’ equity	$2,723,194	$2,918,270
Goodwill and intangible assets	58,585	59,076

Tangible book value	$2,664,609	$2,859,194

Diluted shares outstanding	107,466,378	112,290,968

Diluted tangible book value per share	$24.79	$25.46

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–MARCH 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As of March 31, 2011	Investment Distribution	As of December 31, 2010	Investment Distribution

Cash and cash equivalents	$1,001,051	12.8%	$905,606	11.5%

U.S. government and agencies	829,036	10.6%	995,546	12.7%
Non-U.S. governments	176,497	2.2%	79,111	1.0%
Corporate securities	2,654,351	33.8%	2,735,366	34.8%
Municipal securities	196,027	2.5%	238,014	3.0%
Asset-backed securities	114,729	1.5%	86,937	1.1%
Residential mortgage-backed securities	1,178,989	15.0%	1,168,390	14.9%
Commercial mortgage-backed securities	355,862	4.5%	334,151	4.3%

Fixed maturities at fair value	$5,505,491	70.2%	$5,637,515	71.7%

U.S. government and agencies	$29,690	0.4%	$29,687	0.4%
Non-U.S. governments	570,559	7.3%	538,274	6.8%
Corporate securities	381,958	4.9%	371,143	4.7%
Asset-backed securities	1,000	0.0%	1,000	0.0%

Fixed maturities at amortized cost	$983,207	12.5%	$940,104	12.0%

Other investments	$357,655	4.6%	$378,128	4.8%

Total invested assets	$7,847,404	100.0%	$7,861,353	100.0%

Credit Rating	As of March 31, 2011	Ratings Distribution	As of December 31, 2010	Ratings Distribution

U.S. government and agencies [a]	$1,914,424	29.5%	$2,060,116	31.3%
AAA	1,111,873	17.1%	1,076,680	16.4%
AA	652,294	10.1%	657,867	10.0%
A	1,323,594	20.4%	1,353,945	20.6%
BBB	248,544	3.8%	226,849	3.4%
BB	31,979	0.5%	32,021	0.5%
B	120,738	1.9%	138,703	2.1%
CCC or lower	49,785	0.8%	45,469	0.7%
Not rated	52,260	0.8%	45,865	0.7%

Fixed maturities at fair value	$5,505,491	84.8%	$5,637,515	85.7%

U.S. government and agencies	$29,690	0.5%	$29,687	0.5%
AAA	682,948	10.5%	641,437	9.8%
AA	117,084	1.8%	113,140	1.7%
A	139,118	2.1%	141,683	2.2%
BBB	14,367	0.2%	12,744	0.2%
Not rated	—	—	1,413	0.0%

Fixed maturities at amortized cost	$983,207	15.2%	$940,104	14.3%

Total fixed maturities	$6,488,698	100.0%	$6,577,619	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,085,388 (December 31, 2010: $1,064,570)

Percentage totals may not add due to rounding.

	Three Months Ended March 31,
	2011	2010

Net investment income	$57,766	$48,390

Realized and unrealized (losses) gains on trading fixed maturities	(1,827)	(182)
Net realized gains on available for sale fixed maturities	3,369	838
Change in fair value of hedge funds	3,167	7,288
Change in fair value of non-hedge fund other investments	(23,527)	(1,522)

Net realized and unrealized (losses) gains on investments	$(18,818)	$6,422

Net impairment losses recognized in earnings	$(1,029)	$(420)

Contacts

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

or

Kekst and Company

Roanne Kulakoff or Peter Hill, 1-212-521-4800

roanne-kulakoff@kekst.com / peter-hill@kekst.com